UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 28, 2005

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

 Maryland                               1-13648             13-257-8432
(State or other jurisdiction of  (Commission file number) (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (845) 326-5600


Item 2.02 Results of Operations and Financial Condition

     On April 28, 2005, Balchem Corporation, reported earnings for its first quarter ended March 31, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     99.1 Press Release of Balchem Corporation dated April 28, 2005, reporting its financial results for the first quarter of 2005.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                                     BALCHEM CORPORATION


                                                     By:/s/ Dino A. Rossi
                                                     -------------------------
                                                     Dino A. Rossi, President,
                                                     Chief Executive Officer



Dated: April 28, 2005



EXHIBIT INDEX

Exhibit
No.               Description

99.1 Press Release of Balchem Corporation dated April 28, 2005, reporting its financial results for the first quarter of 2005.